FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 27, 2004

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

Item 9.  	REGULATION FD DISCLOSURE.

On May 27, 2004, the Registrant issued
a news release entitled "Checkers(R)/Rally's(R)
Raises Awareness at Indianapolis 500(R)
Double Drive-Thru Chain Expands its
'Official Burger' Activities - Presents
$100,000 to Cure Autism Now Foundation", a copy of which is attached hereto as
Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   Keith E. Sirois
Title:  Director, CEO and President
Dated:  May 27, 2004
EXHIBIT INDEX

Exhibit Number	Description

99.1		Press Release, dated May 27, 2004

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Lisa Tristano
		MARC Public Relations
		412-562-1186

		Ron Green
		Director of Public Relations
		Indianapolis Motor Speedway
		317-492-6780

Checkers(R)/Rally's(R) Raises Awareness
at Indianapolis 500(R) Double Drive-Thru
Chain Expands its 'Official Burger'
Activities - Presents $100,000 to Cure
Autism Now Foundation

TAMPA, FL - May 27, 2004 - Checkers
Drive-In Restaurants, Inc. (NASDAQ: CHKR), the nation's largest double drive-thru chain and 'Official Burger' of the Indianapolis
500(R), is donating $100,000 to the Cure
Autism Now (CAN) Foundation in a ceremony today at the Indianapolis Motor Speedway, prior to the Checkers(R)/Rally's(R) Pit Stop
Challenge. The Team CAN sponsorship and
check presentation is an expansion of
Checkers/Rally's already successful
partnership with the Indianapolis 500
and the Nextel Cup Brickyard 400(R).

"We are very pleased to announce that
Checkers/Rally's has met its goal of
raising $100,000 for this important cause," said Keith Sirois, President and CEO,
Checkers Drive-In Restaurants, Inc. "I'd like to express my thanks to our customers who contributed to this charitable initiative by purchasing the collectible, Team CAN Cup at our restaurants and to our franchisees who actively participated in the program."

Sirois continued: "With additional support from Kelly Racing, FUEL, actor and spokesperson Anthony Edwards and driver,
Sarah Fisher, we have been able to raise money and awareness for autism research, while furthering our relationship with the Indianapolis Motor Speedway and motorsports fans everywhere."

The check presentation will take place today, Thursday, May 27, 2004, at 1:15 p.m. CT. The donation will be made prior to the Checkers/Rally's Indy 500 Pit Stop Challenge, where pit crews compete for a piece of an $80,000 purse. The event is televised nationally on ESPN 2.

This is Checkers/Rally's second year as a category-exclusive sponsor of the Indianapolis
Motor Speedway. In addition to the CAN donation and sponsorship, Checkers/Rally's is the
Title Sponsor of the Pit Stop Challenge, an
Indy 500 race week tradition, and the "Official Burger" of the Indianapolis 500, part of the IRL
IndyCarTM Series. The Company is also the
"Official Burger" of the Brickyard 400, a
NASCAR(R) Nextel Cup event.

Checkers Drive-In Restaurants, Inc.
(www.checkers.com) is the largest double drive-thru restaurant chain in the United
States.

Except for historical information, this
announcement contains "forward-looking"
and "Safe Harbor" statements within the
meaning of Section 27A of the Securities
Act of 1933, as amended, Section 21E of
the Securities Exchange Act of 1934, as
amended and the Private Securities Litigation
Reform Act of 1995. These forward-looking and Safe Harbor statements reflect management's expectations based upon currently available information and data; however, actual results are subject to future events and uncertainties, which could cause actual results to materially differ from those projected in these statements.

Further information regarding factors that could affect the company's financial and other results is included in the company's Forms 10Q and 10K, filed with the Securities and Exchange Commission.